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                                                                     EXHIBIT 23B

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1995, included in this Form 10-K, into Schawk, Inc.'s (formerly Filtertek, Inc.) previously filed Form S-8 Joint Registration Statement No. 33-37884, Form S-8 Joint Registration Statement No. 33-44528 and Form S-8 Joint Registration Statement No. 33-44930.

Chicago, Illinois                                    ARTHUR ANDERSEN LLP
March 24, 1995





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